UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – November 21, 2012

GILLA INC.
 (Exact Name of Registrant as Specified in its Charter)

NEVADA	000-28107	88-0399260
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

112 North Curry Street, Carson City, Nevada 89703
(Address of principal executive offices)

(416) 843-2881
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note

On November 28, 2012, Gilla Inc. (the “Company” or “Gilla”) filed a Current Report on Form 8-K (the “Form 8-K”).  This Amendment Number 1 to the Form 8-K is being filed to (i) include Item 4.01: Changes in Registrant’s Certifying Account; (ii) include a letter from the auditors as an Exhibit to the Form 8-K; and (iii) update the list of Exhibits to the Form 8-K.  All other disclosures contained in the Form 8-K remain unchanged.

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Reference is made to the disclosure set forth under Item 1.01 of the Form 8-K, which disclosure is incorporated herein by reference.

ITEM 1.02    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Reference is made to the disclosure set forth under Item 1.02 of the Form 8-K, which disclosure is incorporated herein by reference.

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Reference is made to the disclosure set forth under Item 2.01 of the Form 8-K, which disclosure is incorporated herein by reference.

ITEM 3.02    UNREGISTERED SALE OF EQUITY SECURITIES

Reference is made to the disclosure set forth under Item 3.02 of the Form 8-K, which disclosure is incorporated herein by reference.

ITEM 4.01    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 25, 2012, the Company entered into a Letter of Intent with Snoke Distribution Canada Ltd., a corporation existing under the laws of Ontario (“Snoke Distribution”), to acquire all of the outstanding common shares of Snoke Distribution through the issuance of common shares of the Company to the shareholders of Snoke Distribution.

On November 21, 2012, the merger contemplated by the Letter of Intent dated as of June 25, 2012 by and among the Company and Snoke Distribution (the “Merger”) was completed.  As a result of the Merger, Snoke Distribution has become a wholly-owned subsidiary of the Company and the Company has issued shares of its common stock to shareholders of Snoke Distribution at a rate of one share of the Company’s common stock for each Snoke Distribution common share.

In connection with the Merger, effective as of December 11, 2012, Schwartz Levitsky Feldman LLP (“SLF LLP”), who previously served as the independent registered public accounting firm of Snoke Distribution, has resigned.

SLF LLP’s reports on Snoke Distribution’s audited statements from November 29, 2011 (date of incorporation) to March 31, 2012, did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, other than as to the substantial doubt of Snoke Distribution’s ability to continue as a going concern.

During Snoke Distibution’s most recent audited statements from November 29, 2011 (date of incorporation) to March 31, 2012, and during the interim period from such date until December 11, 2012, neither the Company nor Snoke Distribution has had any disagreement with SLF LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to SLF LLP’s satisfaction, would have caused SLF LLP to make reference to the subject matter of disagreement in their reports on Snoke Distribution’s consolidated financial statements.  In addition, during such periods, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided SLF LLP a copy of this Amendment Number 1 to the Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that SLF LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01(a).  A copy of SLF LLP’s letter, dated December 12, 2012, is filed as Exhibit 16.1 to this Amendment Number 1 to the Form 8-K.

RBSM LLP, which served at the Company’s independent registered public accounting firm prior to the Merger, shall continue to serve in this position.

ITEM 5.01    CHANGE IN CONTROL OF THE REGISTRANT

Reference is made to the disclosure set forth under Item 5.01 of the Form 8-K, which disclosure is incorporated herein by reference.

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OFDIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

Reference is made to the disclosure set forth under Item 5.02 of the Form 8-K, which disclosure is incorporated herein by reference.

ITEM 5.06    CHANGE IN SHELL COMPANY STATUS

Reference is made to the disclosure set forth under Item 5.06 of the Form 8-K, which disclosure is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)                                                      Exhibit List

Exhibit                                            Description

3(i)(a)	Articles of Incorporation of Osprey Gold Corp. (1)

3(i)(b)	Articles of Amendment changing name to Osprey Gold Corp. (2)

3(ii)	Bylaws of Osprey Gold Corp. (1)

10.1	Share Purchase Agreement, by and among the Company and Credifinance Capital Corp., dated as June 22, 2012. (3)

10.2	Letter of Intent, by and among the Company and Snoke Distribution Canada Ltd., dated as June 25, 2012. (3)

10.3	Unanimous Consent for the Current Board, dated as of November 15, 2012. (3)

10.4	Unanimous Consent for the New Board, dated as of November 15, 2012. (3)

10.5	Loan Agreement, by and among the Company and Credifinance Capital Corp., dated as of April 15, 2011. (3)

10.6	Loan Termination Agreement, by and among the Company and Credifinance Capital Corp., dated as of November 15, 2012. (3)

10.7	New Loan Agreement, by and among the Company and Credifinance Capital Corp., dated as of November 15, 2012. (3)

10.8	6% Convertible Revolving Credit Note, by and among the Company and Credifinance Capital Corp., dated as of November 15, 2012. (3)

10.9	Gilla Inc. Private Placement Subscription Agreement, dated as of November 15, 2012. (3)

10.10	Exclusive Distribution Agreement, by and among Snoke Distibution Canada Ltd. and Ecoreal GmbH & Co. KG, dated as of November 24, 2011. (3)

16.1	Auditors Letter dated as of December 12, 2012.

99.1	Unaudited consolidated financial statements of Snoke Distribution Canada Ltd. as of September 30, 2012. (3)

99.2	Audited financial statements of Snoke Distribution Canada Ltd. for the period from November 29, 2011 (Date of Incorporation) to March 31, 2012. (3)

99.3	Unaudited consolidated proformas for Gilla Inc. and Snoke Distribution Canada Ltd. (3)

(1)	Incorporated by reference to the Company's Form 10-SB, filed with the U.S. Securities and Exchange Commission on November 15, 1999.

(2)	Incorporated by reference to the Company's Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on May 14, 2003.

(3)	Incorporated by reference to the Company's Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on November 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GILLA INC.

Dated: December 12, 2012	By:	/s/ J. Graham Simmonds
Name: J. Graham. Simmonds
Title: Chief Executive Officer